DERIVATIVE INSTRUMENT LIABILITIES	3 Months Ended
Dec. 31, 2015
DERIVATIVE INSTRUMENT LIABILITIES
DERIVATIVE INSTRUMENT LIABILITIES

Note 5 - Derivative Instrument Liabilities

The fair market value of the derivative instruments liabilities at December 31, 2015, was determined to be $293,833 using the Black-Scholes Option Pricing Model with the following assumptions: (1) risk free interest rate of 0.977% to 1.219%, (2) remaining contractual life of 1.8 to 2.64 years, (3) expected stock price volatility of 106.443% to 122.915%, and (4) expected dividend yield of zero. Based upon the change in fair value, the Company has recorded a gain on derivative instruments for the three months ended December 31, 2015, of $3,693 and a corresponding decrease in the derivative instruments liability.

	Derivative	Derivative	Gain for three
	Liability as of	Liability as of	months ended
	September 30, 2015	December 31, 2015	December 31, 2015

Warrants	$—	$157,743	$(157,743)
Convertible notes	—	136,090	(136,090)

Total	$—	$293,833	(293,833)

Amount allocated to note discount at inception			92,000
Amount allocated to equity at inception			205,526
Gain on derivatives			$3,693

The entire amount of derivative instrument liabilities are classified as current due to the fact that settlement of the derivative instruments could be required within twelve months of the balance sheet date.

Warrants

During the three months ended December 31, 2015, the Company did not issue any warrants. A total of 4,861,344 warrants are tainted due to the convertible note issued in December, 2015 and were reclassified from equity to derivative liabilities.